Fourth Amendment To Plain English Equipment Loan And Security Agreement

This is a FOURTH AMENDMENT TO PLAIN ENGLISH EQUIPMENT LOAN AND SECURITY AGREEMENT dated as of January 24, 2014 (the “Amendment”) by and between RINGCENTRAL, INC., a Delaware corporation and RCLEC, Inc., a Delaware corporation (collectively, “Borrower” or “Borrowers”) and TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company, (“Lender”).

RECITALS

A. Borrowers and Lender are parties to the Plain English Equipment Loan and Security Agreement dated as of June 22, 2012, First Amendment to Plain English  Equipment Loan and Security Agreement dated as of August 14, 2013, Second Amendment to Plain English  Equipment Loan and Security Agreement dated as of September 23, 2013 and Third Amendment to Plain English  Equipment Loan and Security Agreement dated as of December 31, 2013 (collectively, the “Loan Agreement”), pursuant to which Lender agreed to provide financial accommodations to or for the benefit of Borrowers upon the terms and conditions contained in the Loan Agreement.  Unless otherwise defined in this Amendment, capitalized terms and matters of construction defined in the Loan Agreement shall have the same meaning given to them in the Loan Agreement.

B. Borrowers have requested that certain provisions of the Loan Agreement be amended, and Lender is willing to amend the Loan Agreement on the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrowers and Lender agree as follows:

1.	RATIFICATION; LOAN DOCUMENTS REMAIN IN FULL FORCE AND EFFECT

Borrower hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan Agreement and the other Loan Documents.  Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Agreement.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, as in effect prior to the date hereof.

2.	AMENDMENTS TO LOAN AGREEMENT

A . Section 22.  Section 22, “DEFINITIONS” is hereby amended by deleting “Permitted Investments” in its entirety and replacing it with the following:

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“Permitted Investment” means (a) Investments that are in existence on the Closing Date and are approved in writing by Us; (b) Investments in domestic certificates of deposit issued by, and other domestic investments with, financial institutions organized under the laws of the United States or a state thereof, having at least One Hundred Million Dollars ($100,000,000) in capital and a rating of at least “investment grade” or “A” by Moody's or any successor rating agency; (c) Investments in marketable obligations of the United States of America and in open market commercial paper given the highest credit rating by a national credit agency and maturing not more than one year from the creation thereof; (d) so long as no Event of Default has occurred and is continuing, temporary advances to employees to cover incidental expenses to be incurred in the ordinary course of business, in an aggregate outstanding amount not to exceed $50,000 at any time; (e) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (f) Investments permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any amendment thereto) have been approved by Us; (g) Investments consisting of deposit accounts and investment accounts; (h) Investments accepted in connection with transfers or dispositions of property that are otherwise permitted pursuant to Section 12; (i) (x) Investments of Your Subsidiaries in or to other Subsidiaries of Yours or You (y) Investments by You in or to any Guarantor and (z) Investments by You in Your Subsidiaries not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate in any fiscal year except as follows: (A) You may make Investments up to Two Million Dollars ($2,000,000) per fiscal quarter into Your Subsidiary formed under the laws of the United Kingdom, (B) You may make Investments up to Seven Hundred Fifty Thousand Dollars ($750,000) per fiscal quarter into Your Subsidiary formed under the laws of the People’s Republic of China, (C) You may make Investments up Two Million Dollars ($2,000,000) per fiscal quarter into

Your Subsidiary formed under the laws of Canada, (D) You may make Investments up One Million Dollars ($1,000,000) per fiscal quarter into Your Subsidiary formed under the laws of the Netherlands, (E) You may make Investments up One Million Dollars ($1,000,000) per fiscal quarter into Your Subsidiary formed under the laws of Switzerland, and (F) You and Us shall meet and confer in good faith regarding whether it is commercially reasonable for You to be permitted to make Investments in excess of One Hundred Thousand Dollars ($100,000) in other Subsidiaries in connection with third-party commercial agreements involving Your Subsidiary; (j) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Yours or Your Subsidiaries pursuant to employee stock purchase plans or agreements approved by Your Board of Directors; (k) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (k) shall not apply to Investments of Your in any of Your Subsidiaries; (l) Investments consisting of interest rate, currency, or commodity swap agreements, interest rate cap or collar agreements or arrangements entered into in the ordinary course of business and designated to protect a Person against fluctuations in interest rates, currency exchange rates, or commodity prices; (m) joint ventures or strategic alliances in the ordinary course of Your business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash investments by You does not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year; (n) Investment in Subsidiaries necessary to establish co-location facilities or data centers in an amount not to exceed Six Million Dollars ($6,000,000) in the aggregate in any fiscal year; (o) Permitted Acquisitions shall be permitted in accordance with the terms of this Agreement including the formation of any Subsidiary in connection with such Permitted Acquisitions and the initial capitalization of such Subsidiary whether by capital contribution or intercompany loans as required by law or pursuant to the applicable acquisition agreement; and (p) other Investments in an aggregate amount not to exceed $400,000 in any fiscal year.

3.	CONDITIONS TO EFFECTIVENESS
Þ	Receipt by Lender of copies of this Amendment, duly executed by Borrowers and Lender.

4.	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date or (b) set forth in a Schedule of Exceptions attached hereto, if any, are true and correct in all material respects as of the date of this Amendment.  Borrower further represents and warrants that there are no Defaults or Events of Default that have occurred and are continuing as of the date of this Amendment.

5.	MISCELLANEOUS
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Entire Agreement.  The terms and conditions of this Amendment shall be incorporated by reference in the Loan Agreement as though set forth in full in the Loan Agreement.  In the event of any inconsistency between the provisions of this Amendment and any other provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.  Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect to the extent in effect on the date of this Amendment.  The Loan Agreement, as modified by this Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect to the subject matter the Loan Agreement.

Þ	Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.
Þ	Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.
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Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

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Effect. Upon the effectiveness of this Amendment, from and after the date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended by this Amendment and each reference in the other Loan Documents to the Loan Agreement,

“thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended by this Amendment.
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No Novation.  Except as expressly provided in Section 2 above, the execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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Counterparts.  This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, The Parties have executed and delivered this Amendment as of the day and year first above written.

BORROWER:	You:	RINGCENTRAL, INC.
	Signature:	/s/ Robert Lawson
	Print Name:	Robert Lawson
	Title:	Treasurer
	You:	RCLEC, INC.
	Signature:	/s/ Robert Lawson
	Print Name:	Robert Lawson
	Title:	Treasurer

Accepted in Menlo Park, California:
LENDER:	Us:	TRIPLEPOINT CAPITAL LLC
	Signature:	/s/ Jim Labe
	Print Name:	Jim Labe
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO PLAIN ENGLISH EQUIPMENT LOAN and
SECURITY AGREEMENT]

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